UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 17, 2015 root9B Technologies, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-50502	20-0443575
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

4521 Sharon Road, Suite 300 Charlotte, North Carolina	28211
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (704) 521-8077

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 17, 2015, the root9B Technologies Inc. (the “Corporation”) entered into a securities purchase agreement (the “Securities Purchase Agreement”) with an accredited investor, an investment advisory client of Wellington Management Company LLP (the “Investors”) pursuant to which the Corporation issued 1,162,321 shares of the Corporation’s common stock at a purchase price of $1.10 per share. In addition, the Corporation issued warrants to purchase up to 1,068,390 shares of the Corporation’s common stock in the aggregate, at an exercise price of $0.80 per share (the “Warrants”). The Warrants have a term of three years and may be exercised at any time from or after the date of issuance, may be exercised on a cashless basis and contain customary, structural anti-dilution protection (i.e., stock splits, dividends, etc).  Upon closing of this equity financing, the Company received proceeds of $1,278,553.

The description of the Securities Purchase Agreement and the Warrants described in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the Securities Purchase Agreement and Warrants filed as Exhibits 4.1 and 10.4 respectively to this Current Report on Form 8-K.

Item 3.02	Unregistered Sales of Equity Securities.

The information provided in response to Item 1.01 of this report is incorporated by reference into this Item 3.02.  The investors in that financing met the accredited investor definition of Rule 501 of the Securities Act of 1933, as amended (the “Securities Act”).  The offer and sale of the common stock and Warrants in the offering were made in reliance on the exemption from registration afforded under Section 4(2) of the Securities Act and/or Rule 506 of Regulation D under the Securities Act.  The Offering was not conducted in connection with a public offering, and no public solicitation or advertisement was made or relied upon by the investor in connection with the offering.  This current report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such shares contain a legend stating the same.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Description
4.1	Form of Warrant (1)
10.4	Securities Purchase Agreement (1)
(1)	Incorporated by reference from the Company’s Current Report on Form 8-K dated
         February 6, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROOT9B TECHNOLOGIES, INC.
/s/ Ken Smith
Dated: February 17, 2015	By:	Ken Smith
Chief Financial Officer